Abraxas Petroleum Corporate Update April 2016 Raven Rig #1; McKenzie County, ND Exhibit 99.1

2 The information presented herein may contain predictions, estimates and other forward- looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, availability of capital, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals. Forward-Looking Statements

3 I. Abraxas Petroleum Overview

4 Headquarters.......................... San Antonio Employees(1)............................ 89 Shares outstanding(2)……......... 106.3 mm Market cap(4) …………………….... $107.4 mm Net debt(3)………………………….. $129.6 mm 2016E CAPEX………………………. $17.5-40 mm (1) As of April 6, 2016. Does not include nine employees associated with the Company’s wholly owned subsidiary, Raven Drilling. (2) Shares outstanding for the quarter ended December 31, 2015. (3) Total debt including RBL facility, rig loan and building mortgage less cash as of April 8, 2016. (4) Share price as of March 31, 2016. (5) Enterprise value includes working capital deficit (excluding current hedging assets and liabilities) as of December 31, 2015, but does not include building mortgage or rig loan. Includes RBL facility, rig loan and building mortgage less cash as of December 31, 2014. (6) Average production for the quarter ended December 31, 2015. (7) Calculation using average production for the quarter ended December 31, 2015 annualized and net proved reserves as of December 31, 2015. (8) Proved reserves as of December 31, 2015. Uses SEC YE2014 average pricing of $50.12/bbl and $2.63/mcf. See appendix for reconciliation of PV-10 to standardized measure. (9) Hedge value as of April 4, 2016. (10) Net book value of other assets as of December 31, 2015. EV/BOE(3,4,5)………………………... $5.57 Proved Reserves(8).…………..... 43.2 mmboe PV-10(8)……………………………….. $197.3 mm Hedge Value(9)……………………... $10.7 mm NBV Non-Oil & Gas Assets(10).. $27.6 mm Production(6).……………………… 5,841 boepd R/P Ratio(7)…………………………. 20.3x NASDAQ: AXAS Corporate Profile

5 Proved Reserves(1) – 43.2 mmboe Production(2) – 5,841 boepd Reserve Mix(1) Revenue By Production Stream(2) Reserve / Production Summary High-quality, Long-Lived, Oil Weighted Assets (1) Net proved reserves as of December 31, 2015. (2) For the quarter ended December 31, 2015. Oil 56% Gas 29% NGL 15% Gulf Coast/ Eagle Ford 19% Rockies 66% Permian 15% Oil Sales 90% Gas Sales 8% NGL Sales 2% Gulf Coast/ Eagle Ford 8% Rockies 68% Permian 24%

6 (Boep d ) (1) Yearly CAPEX for each year ending December 31, 2011, 2012, 2013, 2014 and 2015. 2016 represents the midpoint of guidance. (2) 2016 estimate assumes the midpoint of 2016 guidance of 5,900 – 6,300 boepd. Efficient Production Base Maintaining Volumes on Limited CAPEX Daily Production vs Yearly CAPEX(1) $0 $50,000 $100,000 $150,000 $200,000 $250,000 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2011A 2012A 2013A 2014A 2015A 2016E (2) Ye ar ly C ap ex ($ M )

7 Williston: Bakken / Three Forks Powder River Basin: Turner Eastern Shelf: Conventional & Emerging Hz Oil Eagle Ford Shale Delaware Basin: Montoya/Devonian/Miss Gas, Shallow Oil, Bone Spring Wolfcamp Potential Rocky Mountain Gulf Coast Permian Basin Legend Proved Reserves (mmboe)(1): 43.2  Proved Developed(1): 32%  Oil(1): 56% Abraxas Petroleum Corporation Core Regions (1) Net proved reserves as of December 31, 2015.

8 II. Strategic Plan

9 Operating Plan for Current Environment: ENHANCE FINANCIAL PROFILE  2016 CAPEX projected to be within cash flow  Stable production - limit “growth” capital expenditures  5,227 net acre Ward/Reeves County, Texas sale  12,178 net acres surface in Pecos County, Texas sale LOWER OPERATING EXPENSES  Shut in marginal production and optimize portfolio  Allocate budget to investments that lower production costs  Curtail and optimize G&A where necessary ECONOMICIALLY GROW AND PRESERVE INVENTORY  Preserve future growth outlook by running Bakken drilling rig when economics dictate  Continue to allocate capital to projects that generate strong risk adjusted returns  Continue to evaluate deals in core areas WAIT FOR THE RIGHT DEAL  Lots of distress on the market – wait for the right deal in the right area  Any deal must 1. Not stress the balance sheet and 2. Be accretive Operating Plan for Current Environment

10 III. Financial Overview

11 2016 Operating and Financial Guidance 2016E Production Low High Total (Boepd) 5,800 6,300 % Oil 64% % NGL 11% % Natural Gas 25% Operating Costs Low High LOE ($/BOE) $9.50 $11.50 Production Tax (% Rev) 9.5% 10.0% Cash G&A ($mm) $7.0 $9.0 CAPEX (midpoint, $mm) $28.8

12 IV. Asset Base Overview

13 North Fork/Lillibridge  30 operated completed wells  6 operated wells waiting on completion  1 non-operated well waiting on completion  Nine planned multi-well pads at 660 foot spacing  60 additional operated wells at 660-1320 foot spacing  Additional 3rd Bench Three Forks potential Bakken / Three Forks North Fork/Lillibridge Potential

Bakken / Three Forks

Focused on Execution

ABRAXAS

Well	Objective	Lat. Length [1]	Stages [1]	30-day IP (boepd) [1,2]	Status
Ravin 1H	Three Forks	10,000	23	391	Producing
Stenehjem 1H	Middle Bakken	6,000	17	688	Producing
Jore Federal 3H	Three Forks	10,000	35	510	Producing
Ravin 26-35 2H , 3H	Middle Bakken	10,000	16	524	Producing
Lillibridge 2H, 4H	Three Forks	9,000	28	940	Producing
Lillibridge 1H, 3H	Middle Bakken	10,000	33	1,283	Producing
Lillibridge 6H, 8H	Three Forks	10,000	33	971	Producing
Lillibridge 5H, 7H	Middle Bakken	10,000	34	1,027	Producing
Jore 1H	Three Forks	10,000	33	1,037	Producing
Jore 2H, 4H	Middle Bakken	10,000	33	904	Producing
Ravin 4H, 5H, 6H, 7H	Middle Bakken	10,000	33	1,254	Producing, first MB downspacing test
Stenehjem 2H, 4H	Three Forks	10,000	33	863	Producing, first TF downspacing test
Stenehjem 3H	Middle Bakken	10,000	33	1,057	Producing
Jore 5H, 6H, 7H, 8H	Middle Bakken	10,000	33	819	Producing
Stenehjem 5H	Middle Bakken	10,000	33	809	Producing
Sten-Ravin 1H, Ravin 8H	Three Forks	10,000	33	900	Producing
Stenehjem 10H	Three Forks	10,000	NA	NA	Lateral cased
Stenehjem 11H	Middle Bakken	10,000	NA	NA	Lateral cased
Stenehjem 12H	Three Forks	10,000	NA	NA	Lateral cased
Stenehjem 13H	Middle Bakken	10,000	NA	NA	Lateral cased
Stenehjem 14H	Three Forks	10,000	NA	NA	Lateral cased
Stenehjem 15H	Middle Bakken	10,000	NA	NA	Lateral cased

(1) *Represents the approximate, average lateral length, number of stages and 30-day IP for each group of wells.*
(2) *The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.*

14

15 Bakken / Three Forks Exceptional Well Performance versus Type Curve 12/31/14 Type Curve = 420 MBO/well 12/31/15 Type Curve = 440 MBO/well

16 Austin Chalk Jourdanton Jourdanton  7,352 net acre lease block, 100% WI  90+ well Austin Chalk potential  North Fault Block ▫ Held by production ▫ 44+ potential well locations  South Fault Block ▫ One unit held by production ▫ 42+ potential well locations  Austin Chalk ▫ Oil generated in Eagle Ford may have migrated up to Austin Chalk in graben settings, like Jourdanton ▫ Erratic production from vertical wells in grabens ▫ Good log and mud log shows in Abraxas wells ▫ Recent completions by third parties in Karnes Trough (Graben) very promising

Abraxas Reeves/Ward County Assets

Potential Wolfcamp & Bone Spring Divestiture

- **5,227 net HBP acres located on eastern edge of Delaware basin and western edge of central basin platform (CBP)**
- **Bone Spring through Wolfcamp interval contains best potential for exploitation using horizontal wells and multi-stage frac treatments**
  - Bone Spring through Wolfcamp interval is thinner than in basin, but it has a similar sequence of shale, limestone and sandstone
  - Interval is also overpressured in the area; vertical wells require a drilling liner and 12-15#/gal mud to get through the 3rd Bone Spring, Wolfcamp and Penn interval
  - Several vertical wells, including ones in the offering, have production or excellent oil shows from the interval
- **Structural complexity is great in the deeper gas zones with numerous faults, steep dip, and gas accumulation controlled by structural closure. However, virtually all the faults lose throw upward in the Pennsylvanian and Wolfcamp interval. Top Wolfcamp structure is much simpler than deeper zones**


ABRAXAS PETROLEUM
LEASEHOLD POSITIONS
8,092 Gross Ac, 5,227 Net Ac
ROC
1,643 net ac
Univ 16-21
308 net ac
Hall
399 net ac
Fee 57
223 net ac
Howe
2,143 net ac
Fidelity Tr
512 net ac
Ward
Reeves
Pecos
ABRAXAS

17

18 Concept  Residual oil resides as strands or stringers  Indigenous microbes activated by nutrients  Surface tension between oil and water is altered  Oil “freed” in injection area adds to stringer, which pushes oil into producer Vendor: Glori Energy  Total residual oil in 3 main reservoirs: 50 MMBO (approx.), 42% of OOIP  Potential recovery: 5-10% of OOIP = 6-12 MMBO  CAPEX for 8 month pilot: ~$670 K Postponed until market conditions improve Injection Well Production Well Portilla Field Potential MEOR

19 Why Abraxas? Low Risk Bakken Development Substantial Unbooked Potential Upside Operational and Financial Flexibility Strong Rate of Return Driven Production Growth Prudent Financial Management

20 Appendix

Additional Assets

	Opportunity Overview	Abraxas Assets	2016 Development
Powder River Basin	▪ Stacked pay, liquids-rich horizontal opportunities in Campbell, Converse and Niobrara Counties, Wyoming	▪ Primarily in Converse and Campbell counties ▪ Appx 2,088 net acres at Porcupine and 14,245 net acres at Brooks Draw ▪ Hedgehog State 16-2H: Cum prod. (34 mos): 350 mboe, 23% Oil	▪ No capital budgeted for 2016
Permian Basin	▪ Large inventory conventional and unconventional targets ▪ Emerging, oil-focused horizontal drilling opportunities	▪ 28,370 total net acres ▪ Average production 856 boepd, ~23% oil (1)	▪ No capital budgeted for 2016
Raven Drilling	▪ Abraxas 100% wholly owned subsidiary ▪ $16.3 million in NBV secured against $2.7 million in rig debt (2)	▪ One 2,000 horsepower, SCR walking rig currently pad drilling in the Bakken ▪ Subsidiary includes man camp and additional related rig equipment	▪ No capital budgeted for 2016
Surface / Yards / Field Offices / Building	▪ Surface ownership in numerous legacy areas ▪ Net book value of $11.2 million (2)	▪ Surface : 610 acres Scurry, TX; 1,769 acres in San Patricio, TX; 12,178 acres Pecos, TX; 590 acres McKenzie, ND; 50 acres DeWitt, TX; 15 acres Atascosa, TX ▪ Yards/Offices/Structures: Sinton, TX; Scurry, Texas; McKenzie, ND; ▪ 21,000 square foot office building	▪ No capital budgeted for 2016

(1) Average for month of December 31, 2015
(2) As of December 31, 2015

21

22 Abraxas’ Eagle Ford Properties ~10,819 Net Acres Jourdanton Area  Atascosa County  Black oil  7,352 net acres Cave Area  McMullen County  Black oil  411 net acres Dilworth East Area  McMullen County  Oil/condensate  1,148 net acres Yoakum Area (not shown)  Dewitt and Lavaca County  Dry gas  1,908 net acres Jourdanton Area Cave Area Dilworth East Area

23 Eagle Ford Jourdanton Jourdanton  7,352 net acre lease block, 100% WI  90+ well Eagle Ford potential  Austin Chalk and Buda also prospective  North Fault Block ▫ Held by production ▫ Eight wells drilled ▫ 36+ additional potential well locations  South Fault Block ▫ One well drilled ▫ 42+ additional potential well locations

24 Eagle Ford Dilworth East Dilworth East  1,148 acre lease block, 100% WI  11 additional locations (red) ▫ Eight, 5,000-5,500’ lateral locations ▫ Three, 8,500’ lateral locations  R. Henry 2H ▫ 30 day IP: 780 boepd (1) ▫ On production  R. Henry 1H ▫ 30 day IP: 703 boepd (1) ▫ On production (1) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

25 Eagle Ford Cave Cave  411 net acre lease block, 100% WI  Lower Eagle Ford fully developed ▫ Four 9,000’ lateral locations  Best month cumulative oil shown in green ▫ Offset operators : 8-10 mbo ▫ Abraxas Dutch 2H: 29 mbo  Dutch 1H ▫ 30 day IP: 786 boepd (1)  Dutch 2H ▫ 30 day IP: 1,093 boepd (1)  Dutch 3H ▫ 30 day IP: 888 boepd (1)  Dutch 4H ▫ 30 day IP: 926 boepd (1) (1) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas.

26 Well Area Lat. Length (1) Stages (1) 30-day IP (boepd) Status T-Bird 1H Nordheim 5,102 15 1,202 (2) Sold 13 WyCross Wells WyCross 5,000 – 7,500 18 – 29 466 – 1,184 (2,3) Sold Blue Eyes 1H Jourdanton 5,000 22 527 (2,4) Producing Snake Eyes 1H Jourdanton 5,000 18 759 (2,4) Producing Spanish Eyes 1H Jourdanton 5,000 19 213 (2,4) Producing Eagle Eyes 1H Jourdanton 3,800 18 249 (2,4) Producing Ribeye 1H Jourdanton 7,000 21 240 (2,4) Producing Ribeye 2H Jourdanton 7,000 28 389 (2,4) Producing Cat Eye 1H Jourdanton 7,000 26 491 (2,4) Producing Grass Farm 2H Jourdanton 5,000 29 193 (2,4) Producing Dutch 2H Cave 9,000 36 1,093 (2) Producing Dutch 1H Cave 9,000 37 786 (2) Producing Dutch 3H Cave 9,000 37 888 (2) Producing Dutch 4H Cave 9,000 37 926 (2) Producing R Henry 2H Dilworth East 5,000 19 780 (2) Producing R. Henry 1H Dilworth East 5,000 34 703 (2) Producing Eagle Ford Focused on Execution (1) Represents the approximate, average lateral length and number of stages for each well. (2) The production rates for each well do not include the impact of natural gas liquids and shrinkage at the processing plant and include flared gas. (3) Represents the range for WyCross wells. (4) 30 day IP equivalent to highest 30 days of production after the well was placed on sub-pump.

27 Powder River Basin Turner Sandstone Horizontal Play Powder River Basin: Turner Sandstone  Isopach of Turner thickness  Multiple producing vertical wells, tight sandstone  Horizontal exploitation with multi-stage fracs recently  Porcupine Area ▫ Approximately 2,088 net acres  Brooks Draw Area ▫ Approximately 14,245 net acres

Abraxas' "Hidden" Gas Portfolio

ABRAXAS


WARD COUNTY
REEVES COUNTY

2012 Ward County Acquisition

- **Acquisition of Partners' Interests in West Texas**
  - Purchase Price $6.7mm[(1)]
  - PDP PV -15 $6.7mm[(2)]
  - Production 1,440 mcfepd[(2)]
  - Reserves 7.613 bcfe[(2)]
  - Production $4,650/mcfe/day
  - Reserves: $.88/mcfe

Edwards (South Texas)

- PDP: 6.9 bcfe (net)[(3)]
- Previous risked offsetting PUD locations: 27.9 bcfe (net)[(4)]
  - 11 gross / 7 net locations dropped to PRUD (SEC 5 year rule)
- 7 gross / 5 net locations drilled / completed, yet to be frac'd: unbooked
- Edwards economics
  - New drill: $7.0 million well / 4.0 bcfe EUR / F&D $1.73/mcfe[(4)]
  - 20% ROR at $4.30/mcfe realized price[(4)]
  - Refrac: $0.7 million well / 0.5 bcfe EUR / F&D $1.40/mcfe[(4)]
  - 20% ROR at $1.98/mcfe realized price[(4)]

Montoya / Devonian (Delaware Basin, West Texas)

- PDP 17.1 bcfe (net)[(3)]
- PUD locations: 22.5 bcfe (net)[(4)]
  - 12 gross/ 6 net locations
  - $22.1 million PV-10 value at $2.36 realized gas[(3)]

Other

- Eagle Ford Shale, Yoakum: 1,908 net acres / ~24 net locations, unbooked
- Permian, Hudgins Ranch: 3 gross / 2.6 net PSUD locations, 9.1 bcfe (net)[(4)]
- Williston Basin, Red River: 1 gross / .8 net PRUD location, 2.1 bcfe (net)[(4)]

(1) Net of purchase price adjustments
(2) PV10 calculated using strip pricing and internal reserve report as of 5/1/12; production and reserves as of 5/1/12.
(3) Based on December 31, 2015 reserves.
(4) Management estimate

28

29 Sharon Ridge/Westbrook: Clearfork Trend  89 active wells ▫ San Andres, Glorietta, Clearfork ▫ Cooperative water flood on some leases  110 potential (1) new-drills, recompletes or workovers  Abraxas New Drill Type Curve ▫ 31 Mbo (100% oil) ▫ Gross/Net CWC: $0.75/$0.6 million Permian Basin Sharon Ridge - Westbrook: Clearfork Trend (1) Potential locations and prospective acres based on an internal geologic and technical evaluation of the area and offset activity. These locations have yet to be audited by our third party engineer Degolyer & Macnaughton.

30 Howe Deep:  One active Montoya well  Five active Devonian wells  Horizontal Wolfcamp Potential  Cum production (1) ▫ ~62 bcf Gross  Current production (2) ▫ 1,365 mcfepd Net Permian Basin Howe Deep (1) Cum production estimated through December 31, 2015. (2) Monthly average for the month of December 2015

31 R.O.C. Deep:  Six active Montoya wells  Four active Devonian wells  One active Ellenburger well  Cum production (1) ▫ ~138 bcf Gross  Current production (2) ▫ 715 mcfepd Net Permian Basin R.O.C. Deep (1) Cum production estimated through December 31, 2015. (2) Monthly average for the month of December 2015.

32 Abraxas Hedging Profile (1) Straight line average price. Q2 2016 Q3 2016 Q4 2016 2017 2018 Oil Swaps (bbls/day) 1948 1948 2500 1908 1500 NYMEX WTI (1) $39.04 $39.04 $43.25 $55.39 $46.39

33 EBITDA Reconciliation EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of EBITDA and Adjusted EBITDA to net income for the periods presented. (In thousands) 2013 2014 2015 Net income $38,647 $63,268.73 ($119,055) Net interest expense 4,577 2,009 3,340 Income tax expense 700 (287) (37) Depreciation, depletion and amortization 26,632 43,139 38,548 Amortization of deferred financing fees 1,367 934 1,130 Stock-based compensation 2,114 2,703 3,912 Impairment 6,025 0 128,573 Unrealized (gain) loss on derivative contracts (2,561) (24,876) (18,417) Realized (Gain) loss on interest derivative contract 0 0 0 Realized (Gain) loss on monetized derivative contracts 0 0 5,061 Earnings from equity method investment 0 0 0 (Gain) loss on discontinued operations (33,377) (1,318) 20 Other non-cash items 539 0 883 EBITDA $44,663 $85,572 $43,957 Credit facility borrowings $33,000 $70,000 $134,000 Debt/EBITDA 0.74x 0.82x 3.05x

34 TTM EBITDA Reconciliation EBITDA is defined as net income plus interest expense, depreciation, depletion and amortization expenses, deferred income taxes and other non-cash items. The following table provides a reconciliation of EBITDA and Adjusted EBITDA to net income for the periods presented. (In thousands) Three Months End 31-Mar-15 30-Jun-15 30-Sep-15 31-Dec-15 TTM Net income $7,407 ($6,429) ($52,372) ($67,661) ($119,055) Net interest expense 694 816 847 983 3,340 Income tax expense 0 0 0 (37) (37) Depreciation, depletion and amortization 12,069 8,637 10,165 7,677 38,548 Amortization of deferred financing fees 644 162 162 162 1,130 Stock-based compensation 810 1,440 835 826 3,912 Impairment 0 0 59,891 68,682 128,573 Unrealized (gain) loss on derivative contracts (9,806) 5,470 (10,474) (3,608) (18,417) Realized (Gain) loss on interest derivative contract 0 0 0 0 0 Realized (Gain) loss on monetized derivative contracts 0 5,061 0 0 5,061 Earnings fro equity method investment 0 0 0 0 0 (Gain) loss on discontinued operations 20 0 0 0 20 Other non-cash items 139 143 144 457 883 EBITDA $11,977 $15,301 $9,199 $7,480 $43,957 Credit facility borrowings $134,000 Debt/EBITDA 3.05x

35 Standardized Measure Reconciliation PV-10 is the estimated present value of the future net revenues from our proved oil and gas reserves before income taxes discounted using a 10% discount rate. PV-10 is considered a non-GAAP financial measure under SEC regulations because it does not include the effects of future income taxes, as is required in computing the standardized measure of discounted future net cash flows. We believe that PV-10 is an important measure that can be used to evaluate the relative significance of our oil and gas properties and that PV-10 is widely used by securities analysts and investors when evaluating oil and gas companies. Because many factors that are unique to each individual company impact the amount of future income taxes to be paid, the use of a pre-tax measure provides greater comparability of assets when evaluating companies. We believe that most other companies in the oil and gas industry calculate PV-10 on the same basis. PV-10 is computed on the same basis as the standardized measure of discounted future net cash flows but without deducting income taxes. The following table provides a reconciliation of PV-10 to the standardized measure of discounted future net cash flows at December 31, 2014: Total Proved 31-Dec-14 Future Gross Revenue $2,946,483 Production and Ad Valorem Taxes (278,791) Operating Expenses (613,162) Capital Costs (551,591) Abandonment Costs (5,654) Future Net Revenue 1,497,285 Present Worth at 10 Percent 637,443 Present value of future income taxes discounted at 10% (147,907) Standardized measure of discounted future net cash flows $489,536

36 NASDAQ: AXAS